FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), dated as of May 10, 2006 (the "Amendment Effective Date"), is by and among OneTravel Holdings, Inc., a Delaware corporation (the "Borrower"), Farequest Holdings, Inc., a Delaware corporation ("Farequest"), OneTravel, Inc., a Texas corporation ("OTI" and together with the Borrower and Farequest herein called the "Debtors" and each a "Debtor"), and Palisades Master Fund, L.P. as Agent for the Secured Parties described herein.

PRELIMINARY STATEMENTS

WHEREAS, the Debtors are parties to the Security Agreement dated as of October 24, 2005 (the "Security Agreement") among the Debtors, the Agent and the parties thereto named as "Secured Parties"; capitalized terms used and not otherwise defined herein have the meanings set forth in the Security Agreement;

WHEREAS, the Borrower has requested Palisades Master Fund, L.P. (the "Lender") to make a term loan to the Borrower of up to $2,100,000 (the "Loan"), and the Lender has agreed to make the Loan on the terms and conditions set forth in a Letter Agreement dated of even date herewith (as amended from time to time in accordance with its terms, the "Letter Agreement") between the Borrower and the Lender;

WHEREAS, the Loan is to evidenced by a Note dated of even date herewith in the principal amount of $2,100,000 executed by the Borrower and payable to the Lender (the "Loan Note"), and the Loan and obligations of the Borrower under the Letter Agreement and the Loan Note are to be guaranteed by Farequest and OTI pursuant to a Guaranty described in the Letter Agreement dated of even date herewith (the "Loan Guaranty"); and

WHEREAS, a condition of the making of the Loan is that the Debtors provide for a security interest in favor of the Lender to secure obligations of the Borrower under the Letter Agreement and the Loan Note, and the obligations of Farequest and OTI under the Loan Guaranty; and

WHEREAS, in accordance with the terms of Section 19(c) of the Security Agreement, and paragraph 4 of Annex B to the Security Agreement, the holders of a majority in principal amount of the Debentures have consented to the terms of this Amendment and have directed the Agent to execute and deliver this Amendment on behalf of the Secured Parties;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

SECTION 1. Amendments to Security Agreement.

(a) Initial Paragraph. The initial paragraph of the Security Agreement is amended to add the phrase "the holder of the Loan Note described herein and" prior to the words "the holder or holders of the Company's 9% Secured Debenture" and to expressly include the holder of the Loan Note as a "Secured Party" as defined therein.

(b) Third WHEREAS Clause. The third WHEREAS clause of the Security Agreement is amended by adding the following phrase at the end of the clause before the period: "and the Company's obligations under the Loan Note described herein and the other Debtors' obligations under the Loan Guaranty described herein."

(c) Section 1. Section 1 of the Security Agreement is amended by restating the definition of "Obligations" in paragraph (h) in its entirety, and by adding a new paragraph (o) thereto, in each case as set forth below:

> (h) "Obligations" means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties under this Agreement, the Debentures, the Guaranty, the Letter Agreement, the Loan Note, the Loan Guaranty and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto and the principal and interest on the Loan Note; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Debentures, the Guaranty, the Letter Agreement, the Loan Note, the Loan Guaranty and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.
>
> (o) The terms "Lender", "Loan", "Letter Agreement", "Loan Guaranty" and "Loan Note" have the meanings set forth in the preamble of the First

Amendment to Security Agreement dated as of May 9, 2006 among the Debtors and the Agent.

(d) Section 9. Section 9 of the Security Agreement is hereby amended and restated in its entirety as follows:

> 9. **Applications of Proceeds**. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied (i) first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, (ii) second, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, (iii) third, to satisfaction of the Obligations related to the Debentures and the Guaranty and the Loan Note and the Loan Guaranty, pro rata among the Secured Parties holding such Obligations (based on then-outstanding principal amounts of Debentures and the Loan Note at the time of any such determination), and (iv) fourth, to the payment of any other amounts required by applicable law, after which the Agent or the Secured Parties shall pay to the applicable Debtor any surplus proceeds. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date when the Debtors and the Agent have each executed a counterpart hereof.

SECTION 3. Representations and Warranties. The Debtors hereby represent and warrant that, as of the Amendment Effective Date, to the best of the Debtors' knowledge, the representations and warranties of the Debtors contained in the Security Agreement are correct in all material respects on and as of such date (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date), as though made on and as of such date, and no Event of Default (other than the Existing Debenture Defaults (as defined in the Letter Agreement)) has occurred and is continuing. Notwithstanding the foregoing, the address of the chief executive office of each of the Debtors has been changed to 1200 Lake Hearn Drive, Suite 300, Atlanta, Georgia 30319. As used herein, the "Debtors' knowledge" shall mean the knowledge of Marc Bercoon, President of Borrower, or William Goldstein, Chief Executive Officer of Borrower, following reasonable inquiry into the subject matter thereof.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to the

conflict of law principles thereof other than 5-1401 of the General Obligations Law of the State of New York) and the applicable laws of the United States of America.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

ONETRAVEL HOLDINGS, INC., a Delaware corporation

By: ______________________
Name: Marc E. Bercoon
Its: President

FAREQUEST HOLDINGS, INC., a Delaware corporation

By: ______________________
Name: Marc E. Bercoon
Its: Vice Chairman

ONETRAVEL, INC., a Texas corporation

By: ______________________
Name: P.A. Ferri
Its: Vice President

AGENT:

Name of Agent: Palisades Master Fund, L.P.
Signature of Authorized Signatory of Agent: ______________________
Name of Authorized Signatory: ______________________
Title of Authorized Signatory: ______________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

ONETRAVEL HOLDINGS, INC., a Delaware corporation

By: ____________________
Name: ____________________
Its: ____________________

FAREQUEST HOLDINGS, INC., a Delaware corporation

By: ____________________
Name: ____________________
Its: ____________________

ONETRAVEL, INC., a Texas corporation

By: ____________________
Name: ____________________
Its: ____________________

AGENT:

Name of Agent: Palisades Master Fund, L.P.
Signature of Authorized Signatory of Agent: ____________________
Name of Authorized Signatory: ANDREW RECKLES
Title of Authorized Signatory: GENERAL PARTNER